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                                                                  EXHIBIT 10.4.4


                           FOURTH EXTENSION AGREEMENT

      Reference is made to that certain Credit Agreement by and between CRL Systems, Inc. ("Borrower") and Harman Acquisition Corp. (f/k/a/ Orban, Inc.) dated May 31, 2000 (the "Credit Agreement").

      1.    Lender shall extend the Tranche B Maturity Date to May 14, 2001.

      2. Failure by Borrower or Circuit Research Labs, Inc. (the "Company") of any of its obligations under this Agreement shall be deemed an Event of Default under the Credit Agreement.

      3. Borrower agrees that the Obligations are valid and enforceable obligations of Borrower and hereby confirms, acknowledges and ratifies the existence of the Obligations and Borrower's obligations to Lender with respect thereto as set forth in the Credit Agreement, and all other obligations of Borrower and the Company to Lender under the agreement among the parties hereto dated as of September 29, 2000 (the "First Extension Agreement"), the agreement among the parties hereto dated as of November 28, 2000 (the "Second Extension Agreement"), the agreement among the parties dated as of February 22, 2001 (the "Third Extension Agreement") and the Loan Documents.

      4. THIS AGREEMENT, THE FIRST EXTENSION AGREEMENT, THE SECOND EXTENSION AGREEMENT, THE THIRD EXTENSION AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT OF THE BORROWER AND THE LENDER WITH RESPECT TO THE SUBJECT MATTER HEREOF, AND THERE ARE NO PROMISES, UNDERTAKINGS, REPRESENTATIONS OR WARRANTIES BY THE LENDER RELATIVE TO THE SUBJECT MATTER HEREOF NOT EXPRESSLY SET FORTH OR REFERRED TO HEREIN OR IN THE OTHER LOAN DOCUMENTS.

      5. Except as specifically set forth in this Agreement, the terms of the First Extension Agreement, the Second Extension Agreement, the Third Extension Agreement, the Loan Documents and the Warrant of the Company dated May 31, 2000 held by the Lender, will remain in full force and effect and are hereby ratified and confirmed.

      6. This Agreement will be deemed to be a contract made under the Laws of the State of New York and for all purposes will be governed by and interpreted in accordance with the laws prevailing in the State of new York, without regard to principles of conflict of laws.

      7. This Agreement may be executed in several counterparts each of which when so executed will be deemed to be an original and all of which will together constitute one and the same agreement.
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      8.    Capitalized terms used but not defined in this Agreement have the meanings ascribed to them in the Credit Agreement.

      IN WITNESS WHEREOF Borrower and Harman Acquisition Corp. executed this Agreement as of February 22, 2001.

                                    CRL SYSTEMS, INC.


                                    By:  /s/ Charles Jayson Brentlinger
                                         ---------------------------------------
                                    Name: Charles Jayson Brentlinger
                                          --------------------------------------
                                    Title President, CEO, Chairman
                                          --------------------------------------

                                    HARMAN ACQUISITION CORP.


                                    By:  /s/ Frank Meredith
                                         ---------------------------------------
                                    Name:  Frank Meredith
                                           -------------------------------------
                                    Title:  CFO and Secretary
                                            ------------------------------------

Agreed to and accepted by

CIRCUIT RESEARCH LABS, INC.


By:  /s/ Charles Jayson Brentlinger
     --------------------------------------
Name: Charles Jayson Brentlinger
      -------------------------------------
Title:  President, CEO, Chairman
        -----------------------------------